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Exhibit 99.1

Wynn Resorts, Limited
Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(18 U.S.C. Section 1350)

        Pursuant to the requirements of Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Sections 1350(a) and (b)), the undersigned hereby certify as follows:

1.
Stephen A. Wynn is the Chief Executive Officer of Wynn Resorts, Limited (the "Company").

2.
The undersigned certifies to the best of his knowledge:

(A)
The Company's Form 10-Q for the quarterly period ended September 30, 2002 accompanying this Certification, in the form filed with the Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (the "Exchange Act"); and

(B)
The information in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: December 9, 2002

/s/ STEPHEN A. WYNN Stephen A. Wynn Chairman of the Board and Chief Executive Officer (Principal Executive Officer)

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Exhibit 99.1